UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
December 2, 2025
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Park Offices Drive, Suite 401, Research Triangle Park, NC 27709
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On December 2, 2025, Simulations Plus, Inc. (the “Company”) entered into amended and restated employment agreements (each, an “Agreement,” and collectively, the “Agreements”) with (i) Shawn O’Connor, the Company’s Chief Executive Officer; (ii) Will Frederick, the Company’s Executive Vice President and Chief Financial Officer; (iii) John DiBella, the Company’s Chief Revenue Officer; (iv) Jill Fiedler-Kelly, the Company’s President, Service Solutions; and initial agreements with (v) Erik Guffrey, the Company’s Co-Chief Product & Technology Officer; (vi) Josh Fohey, the Company’s Chief Operating Officer; and (vii) Viera Lukacova, the Company’s Chief Scientific Officer. The material terms of each of the Agreements are set forth below.

Mr. O’Connor’s Amended and Restated Employment Agreement

Mr. O’Connor’s Agreement is effective as of December 2, 2025.

Pursuant to his Agreement, Mr. O’Connor will receive an annual base salary of $547,700 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined by Mr. O’Connor and the Compensation Committee (the “Committee”) of the Company’s board of directors (“Board”). The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 75% of Mr. O’Connor’s base salary, (ii) a stock option grant, with a target of 50,000 stock options, to be issued under the Company’s 2021 Equity Incentive Plan (as amended, the “2021 Plan”), and (iii) an additional discretionary cash bonus of up to $75,000 and an additional grant of 7,500 stock options, as determined by the Board, in its sole discretion, based upon recommendation of the Committee; provided, however, that the actual amount of cash and/or stock options granted to O’Connor as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. O’Connor’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that O’Connor is terminated for Cause (as defined in his Agreement) or as a result of his death or complete disability, Mr. O’Connor shall be paid his salary and benefits through the effective date of termination. In the event that Mr. O’Connor is terminated without Cause (as defined in his Agreement), Mr. O’Connor shall be paid his salary and benefits through the effective date of termination, and, so long as he signs a release of claims, he shall also be entitled to receive a one-time payment of an amount equal to twelve months of his base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Mr. O’Connor’s Agreement amends, restates and replaces that employment agreement entered into by and between the Company and Mr. O’Connor, dated September 1, 2023.

Mr. Frederick’s Amended and Restated Employment Agreement

Mr. Frederick’s Agreement is effective as of December 2, 2025.

Pursuant to his Agreement, Mr. Frederick will receive an annual base salary of $359,100 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 35% of Mr. Frederick’s base salary, and (ii) a stock option grant, with a target of 20,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Mr. Frederick as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. Frederick’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that Mr. Frederick is terminated for Cause (as defined in his Agreement) or as a result of his death or complete disability, Mr. Frederick shall be paid his salary and benefits through the effective date of termination. In the event that Mr. Frederick is terminated without Cause (as defined in his Agreement), Mr. Frederick shall be paid his salary and benefits through the effective date of termination, and, so long as he signs a release of claims, he shall also be entitled to receive a one-time payment of an amount equal to twelve months of his base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Mr. Frederick’s Agreement amends, restates and replaces that employment agreement entered into by and between the Company and Mr. Frederick, dated November 1, 2023.

Mr. DiBella’s Amended and Restated Employment Agreement

Mr. DiBella’s Agreement is effective as of December 2, 2025.

Pursuant to his Agreement, Mr. DiBella will receive an annual base salary of $359,100 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Mr. DiBella’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Mr. DiBella as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. DiBella’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that Mr. DiBella is terminated for Cause (as defined in his Agreement), by mutual agreement or as a result of his death or complete disability, Mr. DiBella shall be paid his salary and benefits through the effective date of termination. In the event that Mr. DiBella is terminated without Cause (as defined in his Agreement), Mr. DiBella shall be paid his salary and benefits through the effective date of termination, and, so long as he signs a release of claims, he shall also be entitled to receive a one-time payment of an amount equal to twelve months of his base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Mr. DiBella’s Agreement amends, restates and replaces that employment agreement entered into by and between the Company and Mr. DiBella, dated November 1, 2023.

Ms. Fiedler-Kelly’s Amended and Restated Employment Agreement

Ms. Fiedler-Kelly’s Agreement is effective as of December 2, 2025.

Pursuant to her Agreement, Ms. Fiedler-Kelly will receive an annual base salary of $334,700 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Ms. Fiedler-Kelly’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Ms. Fiedler-Kelly as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Ms. Fiedler-Kelly’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that Ms. Fiedler-Kelly is terminated for Cause (as defined in her Agreement), by mutual agreement or as a result of her death or complete disability, Ms. Fiedler-Kelly shall be paid her salary and benefits through the effective date of termination. In the event that Ms. Fiedler-Kelly is terminated without Cause (as defined in her Agreement), Ms. Fiedler-Kelly shall be paid her salary and benefits through the effective date of termination, and, so long as she signs a release of claims, she shall also be entitled to receive a one-time payment of an amount equal to twelve months of her base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Ms. Fiedler-Kelly’s Agreement amends, restates and replaces that employment agreement entered into by and between the Company and Ms. Fiedler-Kelly dated November 1, 2023.

Mr. Guffrey’s Employment Agreement

Mr. Guffrey’s Agreement is effective as of December 2, 2025.

Pursuant to his Agreement, Mr. Guffrey will receive an annual base salary of $300,600 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Mr. Guffrey’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Mr. Guffrey as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. Guffrey’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that Mr. Guffrey is terminated for Cause (as defined in his Agreement), by mutual agreement or as a result of his death or complete disability, Mr. Guffrey shall be paid his salary and benefits through the effective date of termination. In the event that Mr. Guffrey is terminated without Cause (as defined in his Agreement), Mr. Guffrey shall be paid his salary and benefits through the effective date of termination, and, so long as he signs a release of claims, he shall also be entitled to receive a one-time payment of an amount equal to twelve months of his base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Mr. Fohey’s Employment Agreement

Mr. Fohey’s Agreement is effective as of December 2, 2025.

Pursuant to his Agreement, Mr. Fohey will receive an annual base salary of $283,100 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Mr. Fohey’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Mr. Fohey as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. Fohey’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that Mr. Fohey is terminated for Cause (as defined in his Agreement), by mutual agreement or as a result of his death or complete disability, Mr. Fohey shall be paid his salary and benefits through the effective date of termination. In the event that Mr. Fohey is terminated without Cause (as defined in his Agreement), Mr. Fohey shall be paid his salary and benefits through the effective date of termination, and, so long as he signs a release of claims, he shall also be entitled to receive a one-time payment of an amount equal to twelve months of his base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Ms. Lukacova’s Employment Agreement

Ms. Lukacova’s Agreement is effective as of December 2, 2025.

Pursuant to her Agreement, Ms. Lukacova will receive an annual base salary of $318,700 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Ms. Lukacova’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Ms. Lukacova as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Ms. Lukacova’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that Ms. Lukacova is terminated for Cause (as defined in her Agreement), by mutual agreement or as a result of her death or complete disability, Ms. Lukacova shall be paid her salary and benefits through the effective date of termination. In the event that Ms. Lukacova is terminated without Cause (as defined in her Agreement), Ms. Lukacova shall be paid her salary and benefits through the effective date of termination, and, so long as she signs a release of claims, she shall also be entitled to receive a one-time payment of an amount equal to twelve months of her base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

The foregoing descriptions of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 respectively, and are incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” related to the Agreements is incorporated by reference into this Item 5.02.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

10.1	Amended and Restated Employment Agreement between Simulations Plus, Inc. and Shawn O’Connor, dated December 2, 2025.
10.2	Amended and Restated Employment Agreement between Simulations Plus, Inc. and Will Frederick, dated December 2, 2025.
10.3	Amended and Restated Employment Agreement between Simulations Plus, Inc. and John DiBella, dated December 2, 2025.
10.4	Amended and Restated Employment Agreement between Simulations Plus, Inc. and Jill Fiedler-Kelly, dated December 2, 2025.
10.5	Employment Agreement between Simulations Plus, Inc. and Erik Guffrey, dated December 2, 2025.
10.6	Employment Agreement between Simulations Plus, Inc. and Josh Fohey, dated December 2, 2025.
10.7	Employment Agreement between Simulations Plus, Inc. and Viera Lukacova, dated December 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: December 8, 2025	By: /s/ Will Frederick
Will Frederick
Executive Vice President and Chief Financial Officer
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